Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of April 22, 2014 (the “Effective Date”), among ARMADA HOFFLER, L.P., a Virginia limited partnership (“Borrower”), ARMADA HOFFLER PROPERTIES, INC., a Maryland corporation (“Parent”), each Lender that is a party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, “Administrative Agent”) and L/C Issuer.

R E C I T A L S

A. Reference is hereby made to that certain Credit Agreement dated as of May 13, 2013 (as modified, amended, renewed, extended, or restated from time to time, the “Credit Agreement”), executed by Borrower, Parent, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer (Administrative Agent, L/C Issuer, and Lenders are individually referred to herein as a “Credit Party” and collectively referred to herein as the “Credit Parties”).

B. Borrower, Parent, Administrative Agent and the Lenders desire to amend the Maximum Leverage Ratio covenant and otherwise modify certain provisions contained in the Credit Agreement, in each case subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Terms and References. Unless otherwise stated in this Amendment (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment, and (b) references to “Sections” are to the Credit Agreement’s sections.

2. Amendments to the Credit Agreement. Section 9.15(a) is hereby deleted in its entirety and replaced with the following:

(a) Maximum Leverage Ratio. Permit the Total Leverage Ratio, as of the last day of any fiscal quarter of Parent set forth below to exceed an amount equal to the amount set forth below opposite such period:

Fiscal Quarter Ending	Maximum Leverage Ratio
Closing Date through March 31, 2016	65%
June 30, 2016 and each fiscal quarter thereafter	60%

3. Amendments to other Loan Documents.

(a) All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased.

Armada Hoffler, L.P.

First Amendment

(b) Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

4. Conditions Precedent. This Amendment shall not be effective unless and until:

(a) Administrative Agent receives fully executed counterparts of this Amendment signed by Borrower, Parent, Guarantors and the Credit Parties;

(b) the representations and warranties in the Credit Agreement, as amended by this Amendment, and each other Loan Document are true and correct on and as of the date of this Amendment as though made as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 7.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) , respectively, of Section 8.01;

(c) after giving effect to this Amendment, no Default exists; and

(d) Borrower pays (i) all applicable fees owed to Arranger or Administrative Agent for the benefit of the Lenders, and (ii) the reasonable fees and expenses of Administrative Agent’s counsel.

5. Ratifications. Each of Borrower and Parent (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and liens granted, conveyed, or assigned to Administrative Agent and Lenders under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of all present and future Obligations, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and liens.

6. Representations. Each of Borrower and Parent represents and warrants to Administrative Agent and Lenders that as of the date of this Amendment: (i) this Amendment has been duly authorized, executed, and delivered by each of Borrower, Parent and Guarantors; (ii) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower, Parent or Guarantors of this Amendment; (iii) the Loan Documents, as amended by this Amendment, are valid and binding upon Borrower, Parent and Guarantors and are enforceable against each of Borrower, Parent and Guarantors in accordance with their respective terms, except as limited by Debtor Relief Laws; (iv) the execution, delivery, and performance by each of Borrower, Parent and Guarantors of this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any Laws, agreements, or understandings to which Borrower, Parent or any Guarantor is a party or by which Borrower, Parent or any Guarantor is bound; (v) all representations and warranties in the Loan Documents are true and correct, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 7.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 8.01; (vi) no Default exists; and (vii) no amendments have been made to the Organization Documents of Borrower, Parent and Guarantors, as applicable, since October 10, 2013.

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7. Continued Effect. Except to the extent amended hereby, all terms, provisions and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

8. Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed — and its performance enforced — under New York law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document, and (f) delivery of an executed counterpart of a signature page to this Amendment by telecopier, electronic mail or other electronic delivery shall be effective as delivery of a manually executed counterpart of this Amendment.

9. Parties. This Amendment binds and inures to Borrower, Parent and the Credit Parties and their respective successors and permitted assigns.

10. Release. EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT THE OBLIGATIONS HEREUNDER AND UNDER THE OTHER LOAN DOCUMENTS ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RECISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY SUCH OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. EACH LOAN PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES EACH CREDIT PARTY, AND EACH CREDIT PARTY’S PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER ARISING FROM OR UNDER THE LOAN DOCUMENTS, AND THE TRANSACTION EVIDENCED THEREBY, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE HEREOF WHICH ANY LOAN PARTY MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING, OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE.

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11. ENTIRETIES. THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

Armada Hoffler, L.P. First Amendment Page 4

EXECUTED as of the date first stated above.

BORROWER:

ARMADA HOFFLER, L.P., a Virginia limited partnership

By:	ARMADA HOFFLER PROPERTIES, INC., a Maryland corporation, its general partner

	By:	/s/ Louis S. Haddad
Name: Louis S. Haddad
Title: President & CEO

PARENT:

ARMADA HOFFLER PROPERTIES, INC., a Maryland corporation

By:	/s/ Louis S. Haddad
Name: Louis S. Haddad
Title: President & CEO

Signature Page to Armada Hoffler, L.P.

First Amendment to Credit Agreement

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent and L/C Issuer

By:	/s/ Patricia H. Gardenhire
Name: Patricia H. Gardenhire
Title: Vice President

Signature Page to Armada Hoffler, L.P.

First Amendment to Credit Agreement

LENDERS:

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Patricia H. Gardenhire
Name: Patricia H. Gardenhire
Title: Vice President

Signature Page to Armada Hoffler, L.P.

First Amendment to Credit Agreement

REGIONS BANK, as a Lender

By:	/s/ Ghi S. Gavin
Name: Ghi S. Gavin
Title: Senior Vice President

Signature Page to Armada Hoffler, L.P.

First Amendment to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kinnery Clinebell
Name: Kinnery Clinebell
Title: Assistant Vice President

Signature Page to Armada Hoffler, L.P.

First Amendment to Credit Agreement

To induce the Credit Parties to enter into this Amendment, the undersigned hereby (a) consent and agree to its execution and delivery and the terms and conditions thereof, (b) agree that this document in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Documents, (c) waive notice of acceptance of this Amendment, which Amendment binds each of the undersigned and their respective successors and permitted assigns and inures to the benefit of Administrative Agent and Lenders and their respective successors and permitted assigns, and (d) expressly acknowledge and agree to the terms and conditions of Section 10 of this Amendment.

ARMADA HOFFLER MANAGER, LLC, a Virginia limited liability company

By:	/s/ Louis S. Haddad
Louis S. Haddad Manager

NEW ARMADA HOFFLER PROPERTIES I, LLC, a Virginia limited liability company

By:	ARMADA HOFFLER, L.P., a Virginia limited partnership, its sole member

	By:	ARMADA HOFFLER PROPERTIES, INC., a Maryland corporation, its general partner

		By:	/s/ Louis S. Haddad
Louis S. Haddad President and CEO

NEW ARMADA HOFFLER PROPERTIES II, LLC, a Virginia limited liability company

By:	ARMADA HOFFLER, L.P., a Virginia limited partnership, its sole member

	By:	ARMADA HOFFLER PROPERTIES, INC., a Maryland corporation, its general partner

		By:	/s/ Louis S. Haddad
Louis S. Haddad
President and CEO

Signature Page to Armada Hoffler, L.P.

First Amendment to Credit Agreement

TOWER MANAGER, LLC, a Virginia limited liability company

By:	/s/ Louis S. Haddad
Louis S. Haddad Manager

AHP HOLDING, INC., a Virginia corporation

By:	/s/ Louis S. Haddad
Louis S. Haddad President and CEO

LAKE VIEW AH-VNG, LLC, a Virginia limited liability company

By:	ARMADA HOFFLER MANAGER, LLC, a Virginia limited liability company, its manager

	By:	/s/ Louis S. Haddad
Louis S. Haddad
Manager

WILLIAMSBURG MEDICAL BUILDING, LLC, a Virginia limited liability company

By:	ARMADA HOFFLER MANAGER, LLC, a Virginia limited liability company, its manager

	By:	/s/ Louis S. Haddad
Louis S. Haddad Manager

Signature Page to Armada Hoffler, L.P.

First Amendment to Credit Agreement

ARMADA HOFFLER TOWER 4, L.L.C., a Virginia limited liability company

By:	TOWER MANAGER, LLC, a Virginia limited liability company, its manager

	By:	/s/ Louis S. Haddad
Louis S. Haddad Manager

AH RICHMOND TOWER I, LLC, a Virginia limited liability company

By:	ARMADA HOFFLER MANAGER, LLC, a Virginia limited liability company, its manager

	By:	/s/ Louis S. Haddad
Louis S. Haddad Manager

AH COLUMBUS II, L.L.C., a Virginia limited liability company

By:	ARMADA HOFFLER MANAGER, LLC, a Virginia limited liability company, its manager

	By:	/s/ Louis S. Haddad
Louis S. Haddad
Manager

COLUMBUS TOWER, L.L.C., a Virginia limited liability company

By:	ARMADA HOFFLER MANAGER, LLC, a Virginia limited liability company, its manager

	By:	/s/ Louis S. Haddad
Louis S. Haddad Manager

Signature Page to Armada Hoffler, L.P.

First Amendment to Credit Agreement

FERRELL PARKWAY ASSOCIATES, L.L.C., a Virginia limited liability company

By:	ARMADA HOFFLER MANAGER, LLC, a Virginia limited liability company, its manager

	By:	/s/ Louis S. Haddad
Louis S. Haddad
Manager

COURTHOUSE MARKETPLACE OUTPARCELS, L.L.C., a Virginia limited liability company

By:	ARMADA HOFFLER MANAGER, LLC, a Virginia limited liability company, its manager

	By:	/s/ Louis S. Haddad
Louis S. Haddad Manager

ARMADA/HOFFLER CHARLESTON ASSOCIATES, L.P., a Virginia limited partnership

By:	GATEWAY CENTRE, L.L.C., a Virginia limited liability company, its general partner

	By:	ARMADA HOFFLER MANAGER, LLC, a Virginia limited liability company, its manager

		By:	/s/ Louis S. Haddad
Louis S. Haddad
Manager

Signature Page to Armada Hoffler, L.P.

First Amendment to Credit Agreement

GATEWAY CENTRE, L.L.C., a Virginia limited liability company

By:	ARMADA HOFFLER MANAGER, LLC, a Virginia limited liability company, its manager

	By:	/s/ Louis S. Haddad
Louis S. Haddad Manager

NORTH POINTE DEVELOPMENT ASSOCIATES, L.P., a Virginia limited partnership

By:	NORTH POINTE DEVELOPMENT ASSOCIATES, L.L.C., a Virginia limited liability company, its general partner

	By:	ARMADA HOFFLER MANAGER, LLC, a Virginia limited liability company, its manager

		By:	/s/ Louis S. Haddad
Louis S. Haddad
Manager

NORTH POINTE DEVELOPMENT ASSOCIATES, L.L.C. a Virginia limited liability company

By:	ARMADA HOFFLER MANAGER, LLC, a Virginia limited liability company, its manager

	By:	/s/ Louis S. Haddad
Louis S. Haddad Manager

Signature Page to Armada Hoffler, L.P.

First Amendment to Credit Agreement